UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 6, 2007

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2007, Halliburton announced the following executive management changes:

Effective as of December 31, 2007:  Andrew R. Lane, Executive Vice President and Chief Operating Officer, will retire.

Effective as of January 1, 2008:  Senior Vice President and Chief Accounting Officer, Mark A. McCollum, will become Executive Vice President and Chief Financial Officer.  Mr. McCollum, age 48, has served in his present position since August 2003.  Prior to joining Halliburton, Mr. McCollum served as Senior Vice President and Chief Financial Officer of Tenneco Automotive, Inc. from November 1999 to August 2003.  Halliburton’s current Executive Vice President and Chief Financial Officer, C. Christopher Gaut, will become President of Halliburton’s Drilling and Evaluation Division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 11, 2007	By:	/s/ Robert L. Hayter
Robert L. Hayter
Assistant Secretary